UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0056
Washington, D.C. 20549	Expires: June 30, 2018
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FORM 8-A	hours per response...... 3.0

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

IMC HOLDINGS, INC.
(Exact name of registrant as speci ed in its charter)

Nevada	45-3119793
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12121 Jones Rd., Houston, TX	77070
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

N/A	N/A

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) or (e), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) or (e), check the following box. ☒

If this form relates to the registration of a class of securities concurrently with a Regulation A offering, check the following box. ☐

Securities Act registration statement or Regulation A offering statement file number to which this form relates:

000-55433

(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered.

Incorporation by reference to Registration Statement on Form 10-12G filed with the Securities and Exchange Commission on July 24, 2015.

Item 2. Exhibits.

None

2

SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

IMC HOLDINGS, INC.

Date: September 16, 2015	By:	/s/ Robert Zayas, MD
Robert Zayas, MD
President